                                                                   Exhibit 10.48

Recording requested by
and when recorded mail to

Gibson, Dunn & Crutcher
333 South Grand Avenue
Los Angeles, California
Attention:  Ronald G. Hartwell, Esq.
________________________________________________________________________________
                   (Space above this line for recorder's use)


                                   AGREEMENT
                                   ---------
                                       OF
                                       --
                            TRANSFER AND ASSIGNMENT
                            -----------------------

          THIS AGREEMENT is made and entered into this 14th day of July, 1987, by and among (1) CHINA LAKE JOINT VENTURE, a joint venture and general partnership organized and existing pursuant to the laws of State of California ("CLJV" or the "Assignor"), between California Energy Company, Inc., a corporation organized and existing under the laws of the State of Delaware ("CECI") and Caithness Geothermal 1980 Limited, a limited partnership organized and existing under the laws of the State of New Jersey ("CG80"; the sole general partner of CG80 is Caithness Corporation, a corporation organized and existing under the laws of the State of Delaware), (2) COSO FINANCE PARTNERS, a general partnership organized and existing under the laws of the State of California ("Assignee"), consisting of two general partners, China Lake Operating Company, a corporation organized and existing under the laws of the State of Delaware

("CLOC") and ESCA Limited Partnership, a California Limited Partnership ("ESCA"; the two general partners of ESCA are ESI Geothermal Inc., a corporation organized and existing under the laws of the State of Florida ("ESI") and Mojave Power, Inc., a corporation organized and existing under the laws of the State of Delaware ("Mojave"); the sole limited partner of ESCA is CG80; CLOC, ESI and Mojave are each referred to herein as a "GP Company"; The GP Companies and ESCA are each referred to herein as a "GP Entity"), (3) ATKINSON-MHIA JOINT VENTURE, a joint venture and general partnership organized and existing pursuant to the laws of the State of California (the "Contractor" or "Assignor") between Guy F. Atkinson Company, a corporation organized and existing under the laws of the State of Nevada ("Atkinson") and Mitsubishi Heavy Industries America, Inc., a corporation organized and existing under the laws of the State of Delaware ("MHIA") and (4) CREDIT SUISSE, a bank organized and existing under the laws of Switzerland, acting through its New York branch ("CS"), in its capacity as Agent and Collateral Agent for the account of CS and such other lenders (CS, in its capacity as such a lender, and such other lenders are referred to herein as a "Lender" or collectively the "Lenders") as may participate in the funding and other risks associated with the Term Loan, as described below, pursuant to that certain Unit I Loan Agreement of even date herewith between CS and Borrower (the "Unit I Loan Agreement"), and in its capacity as receiving, paying and Collateral Agent for Contractor pursuant to that certain Paying Agency Agreement (the "Agency Agreement") of even date herewith among CS, Contractor, CLJV and Borrower (CS, in such agency capacities for Contractor and the Lenders, is referred to herein as "Agent"), with reference to the following:

                                    RECITALS
                                    --------

          WHEREAS, Assignor is a party, by substitution for CECI, to the Navy Contract, as hereinafter defined;

          WHEREAS, Assignor and Southern California Edison Company, a corporation organized and existing under the laws of the State of California ("SCE") have entered into the SCE Agreement, as hereinafter defined;

          WHEREAS, Assignor and AMJV, as defined by reference below, have entered into that certain Coso Geothermal Project Agreement dated as of February 12, 1986, as amended by the First and Second Supplemental Agreements thereto dated as of April 16, 1986 and December 4, 1986, respectively, and as amended by the Third Supplemental Agreement thereto of even date herewith (such agreement, as so amended by the First and Second Supplemental Agreements thereto, the "Original Project Agreement", and as further amended by the Third Supplemental Agreement thereto, the "Project Agreement"), pursuant to the terms of which AMJV has undertaken (subject to Assignor's option to acquire AMJV's

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interest, as therein provided) to design, engineer, construct, erect, own, finance, lease, operate and maintain Unit I (as hereinafter defined) on certain lands (the "Navy Lands") described in the Navy Contract;

          WHEREAS, Assignor and AMJV have entered into certain other contracts and agreements in connection with the Original Project Agreement and Unit I, including, among others, (1) that certain Assignment and Consent dated as of February 12, 1986, between CLJV and AMJV and consented to by the Navy (the "Assignment and Consent"), (2) that certain Power Agreements Assignment dated as of February 12, 1986, between Assignor and AMJV (the "SCE Agreement Assignment"), (3) that certain Resource Agreement dated as of February 12, 1986, between Assignor and AMJV (the "Resource Agreement"), (4) that certain Drilling and Resource Supply Agreement dated as of February 12, 1986, between Assignor and AMJV (the "Resource Supply Agreement") and (5) that certain Project Authorization and Data Agreement dated as of February 12, 1986, between Assignor and AMJV (the "Project Authorization Agreement") (such other contracts and agreements are referred to collectively herein as the "Additional Project Contracts");

          WHEREAS, AMJV and the Assignee are parties to that certain Royalty Agreement, as hereinafter defined;

          WHEREAS, AMJV has designed, engineered, constructed and erected Unit I (exclusive of the construction of certain elements of the surface steam gathering system and certain testing of Unit I), and has financed such work;

          WHEREAS, CS has entered into the Unit I Loan Agreement with Assignee, as Borrower, and Credit Suisse, as Agent pursuant to which the Term Lenders have agreed to loan Assignee an aggregate amount (not to exceed the Term Loan Commitment, as defined in the Unit I Loan Agreement) to be used by Assignee for the purpose, among other things, of purchasing Unit I and certain of AMJV's and Assignor's rights, titles, interests and estates powers and privileges, including those pursuant to the Navy Contract, SCE Agreement, Project Agreement and Additional Project Contracts; and

          WHEREAS, Assignee wishes Assignor to assign certain rights, titles, interests, estates, powers and privileges under and in connection with Unit I and the aforementioned contracts, and Assignor is prepared to assign, set over and transfer the same to Assignee, as hereinafter provided;

          NOW, THEREFORE, in consideration of the foregoing and for good and valuable consideration, the parties hereto hereby agree as follows:

          Section 1.  Definitions.  Terms defined in the Unit I Loan Agreement,
          ---------   -----------
unless otherwise defined herein, shall when used herein with initial capitals, have the meaning set forth therefore in the Unit I Loan Agreement. Unless otherwise defined herein, or unless the context otherwise clearly requires, each of the following terms, when used herein with initial capitals, shall have the meaning set forth for such term below or in the document or agreement referred to below:

          "Assignor's Rights and Powers" means all of Assignor's rights, titles, interests and estates, powers and privileges pursuant to all of the Project Documents; provided, however, that with respect to the Navy Contract, it means
           --------
all of Assignor's rights, titles, interests, estate, powers and privileges thereunder with respect to the Initial Project, Initial Project Lands and Unit I.

          "Initial Project" means all elements of designing, constructing, erecting, owning, financing, leasing, operating and maintaining Unit I and of generating, selling and delivering the power therefrom and receiving, utilizing and disbursing the revenues generated thereby.

          "Initial Project Lands" means the area described in Exhibit A hereto.

          "Liens" shall have the meaning set forth in the Royalty Agreement.

          Section 2.  Assignment; Reservation.  Concurrently with the execution
          ---------   -----------------------
of this Agreement, and in consideration of the issuance to Affiliates of Assignor of the partnership interests in Assignee, the agreement of Assignee to perform certain obligations of Assignor, and other good and valuable consideration receipt of which is hereby acknowledged, Assignor hereby transfers, sets over and assigns to Assignee all of Assignor's right, title and interest in and all of Assignor's Rights and Powers.

          Section 3.  Acceptance of Assignment and Assumption of Obligations.
          ---------   ------------------------------------------------------
Assignee hereby accepts the assignment hereunder and assumes and agrees to perform and be bound by all obligations of Assignor (i) pursuant to each of the Navy Contract and SCE Agreement (with respect to the Initial Project and Unit
I), and (ii) pursuant to each of the other Project Documents.

          Section 4.  Sale and Assignment Without Prejudice to Other Rights.
          ---------   -----------------------------------------------------
The assignments hereunder are without prejudice to Assignor's other rights, powers, authorities and interests, including, without limitation, its responsibilities or obligations, pursuant to the Project Documents and its rights under the SCE Agreement (with respect to Units other than Unit I which may deliver power pursuant to the SCE Agreement) and under the Navy Contract (with respect to lands other than those set forth on Exhibit A). CLJV hereby expressly agrees, for the benefit of AMJV, that CLJV is and shall remain bound, notwithstanding the delegations to and assumption by Assignee of CLJV's obligations pursuant to the Project Documents, that CLJV is and shall remain bound to perform all of its obligations pursuant to the Royalty Agreement, the Project Agreement and the Well Notes.

          Section 5.  Assignor's Representations, Warranties and Covenants.
          ---------   ----------------------------------------------------
Assignor hereby represents and warrants to and covenants with Assignee: (a) that Assignor's Rights and Powers, as and when assigned and transferred to Assignee hereunder, are free of any Liens, other than the Liens granted by the Project Documents to Tudesco and AMJV; (b) that each of the Project Documents assigned hereunder, in whole or in part, is in full force and effect with respect to Assignor; there are no breaches by Assignor or events of default thereunder; there are no amendments, modifications or supplements thereto; and, assuming the due authorization, execution and delivery thereof by each other party thereto, each is the legal, valid and binding obligation of assignor enforceable in accordance with its terms; (c) that Assignor has not sold, assigned, pledged or otherwise hypothecated (subject to the exception contained in paragraph

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(a) above), and will not sell, assign, pledge or otherwise hypothecate, the whole or any part of Assignor's Rights and Powers, other than pursuant to this Agreement with Assignee and pursuant to the assignments to Agent contained in the Loan Instruments (it being understood and agreed that all of the same are being pledged or hypothecated concurrently herewith pursuant to the Loan Instruments and that the Tudesco and AMJV Liens are being transferred to Agent concurrently herewith).

          Section 6.  No Other Representations or Warranties.  Except for the
          ---------   --------------------------------------
representations and warranties specifically set forth in Section 5 hereof, and except for the representations and warranties of Assignor pursuant to the Project Documents that are assigned to Assignee, Assignor makes no representations or warranties of any kind or character whatsoever pursuant to this Agreement or with respect to Assignor's Rights and Powers.

          Section 7.  Further Assurances.  Assignor and Assignee agree that, at
          ---------   ------------------
any time and from time to time, upon the written request of the other, such party will promptly and duly execute and deliver any and all such further instruments and documents and take such further action as the other party may reasonably request in order to obtain the full benefits of this Assignment and of the Rights and Powers herein granted.

          Section 8.  Agreement for Benefit of Parties Hereto.  This Agreement
          ---------   ---------------------------------------
is for the sole and exclusive benefit of the parties hereto, the Agent and Term Lenders and their respective successors and assigns, and nothing in this Agreement, expressed or implied, is intended to, or shall be construed to, confer upon, or to give to, any person other than the parties hereto, the Agent and Term Lenders and their respective successors and assigns any right, remedy or claim.

          Section 9.  Severability.  Any provision of this Agreement which is
          ---------   ------------
prohibited, unenforceable or not authorized in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, unenforceability or non-authorization, without invalidating the remaining provisions hereof or affecting the validity, enforceability or legality of such provision in any other jurisdiction.

          Section 10.  Notices.  All notices, certificates, requests and other
          ----------   -------
communications to any party hereunder shall be in writing (including bank wire, telex, facsimile or similar writing) and shall be given to such party, addressed to it, at its address or telex number or facsimile number set forth below, or such other address or number as such party may hereafter specify for such purpose by notice to the other parties in accordance herewith. Each such notice, certificate, request or communication shall be effective (i) when presented personally,

(ii) if given by telex, when such telex is transmitted to the telex number specified below and the appropriate answerback is received, (iii) if given by mail, five (5) says after such communication is deposited in the U.S. mails, registered, return receipt requested, with first class postage prepaid, addressed as aforesaid or (iv) if given by any other means, when delivered at the address specified below. The telecopy (facsimile) numbers provided below are for convenience of the parties only. Transmission by telecopy shall constitute provision of notice under this Agreement only if receipt thereof is acknowledged by the recipient.

          If to Assignee:           Coso Finance Partners
                                    c/o China Lake Operating Company
                                    3333 Mendocino Ave.
                                    Santa Rosa, CA  95401
                                    Attention:  Chief Financial Officer
                                    Telex:  5107442088
                                    Telecopy:  (707) 526-0504

          with a copy to:           Macdonald Halsted & Laybourne
                                    Citicorp Plaza, 36th Floor
                                    725 South Figueroa Street
                                    Los Angeles, California  90017
                                    Attention:  Everett B. Laybourne, Esq.
                                    Telex:  752718
                                    Telecopy:  (213) 629-7206

          If to Assignor:           China Lake Joint Venture
                                    c/o California Energy Company, Inc.
                                    3333 Mendocino Ave.
                                    Santa Rosa, CA  95401
                                    Attention:  Chief Financial Officer
                                    Telex:  5107442088
                                    Telecopy:  (707) 526-0504
          with a copy to:           Macdonald Halsted & Laybourne
                                    Citicorp Plaza, 36th Floor
                                    725 South Figueroa Street
                                    Los Angeles, California  90017
                                    Attention:  Everett B. Laybourne, Esq.
                                    Telex:  752718
                                    Telecopy:  (213) 629-7206

          If to AMJV:               Atkinson-MHIA Joint Venture
                                    c/o Guy F. Atkinson Company
                                    10 West Orange Avenue
                                    South San Francisco,
                                    California  94080
                                    Attention:   President and General Manager
                                                 Guy F. Atkinson Construction
                                                 Company
                                    Telex:
                                    Telecopy:  (415) 876-1143

          with a copy to:           Mitsubishi Heavy Industries America, Inc.
                                    50 California Street
                                    San Francisco, California  94111
                                    Attention:  Manager, Power Systems
                                    Telex:
                                    Telecopy:  (415) 986-1771

          If to Credit Suisse:      Credit Suisse
                                    100 Wall St.; 14th Floor
                                    New York, NY  10008
                                    Attention:  Specialty Finance
                                    Telex:  232491
                                    Telecopy:  (212) 943-1598

          Section 11.  Successors and Assigns.  Whenever in this Agreement any
          ----------   ----------------------
of the parties hereto is named or referred to, successors and assigns of such party shall be deemed to be included, and all covenants, promises and agreements in this Agreement by and on behalf of the respective parties hereto shall bind and inure to the benefit of the respective successors and permitted assigns of such parties, whether so expressed or not.

          Section 12.  Governing Law.  (a)  The parties hereto expressly
          ----------   -------------
acknowledge and agree that, in accordance with the provisions of New York General Obligations Law Section 5-1401 governing agreements relating to any obligation arising out of a transaction covering in the aggregate not less than $250,000, this Agreement shall be governed by and construed in accordance with the laws of the State of New York. Each of the parties hereto hereby expressly and irrevocably agrees and consents that any legal suit, action or proceeding arising out of or relating to this Agreement and the transactions contemplated herein may be instituted in any State or Federal court sitting in the County of New York, State of New York, United States of America and, by the execution and delivery of this Agreement, each of the parties hereto expressly waives any objection which it may have now or hereafter to the laying of the venue or to the jurisdiction of any such suit, action or proceeding, and irrevocably submits generally and unconditionally to the jurisdiction of any such court in any such suit, action or proceeding.

          (b) Nothing contained herein shall preclude either party from bringing any legal suit, action or proceeding arising

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out of or relating to this Agreement in the courts of any place where the other party or any of its property or assets, or the property or assets of any of its general partners, may be found or located. To the extent permitted by applicable Law, such party hereby irrevocably submits to the jurisdiction of any such court and expressly waives, in respect of any such suit, action or proceeding, the jurisdiction of any other court or courts which now or hereafter, by reason of its present or future domicile, or otherwise, may be available to it.

          Section 13.  Amendments and Waivers.  This Agreement may be amended
          ----------   ----------------------
only by a writing signed by the parties hereto. No amendment or waiver of any provision of this Agreement nor consent by either party to any departure by the other party herefrom shall in any event be effective unless the same shall be in writing and signed by the party to be charged thereby. Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No failure on the part of any party hereto to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof (except as provided above) nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law. This Agreement supersedes any prior agreements among the parties hereto with respect to the matters addressed herein.

          Section 14.  Headings.  The section headings in this Agreement are
          ----------   --------
included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

          Section 15.  Counterparts.  This Agreement may be executed in any
          ----------   ------------
number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

          IN WITNESS WHEREOF, the undersigned have caused this Agreement of Transfer and Assignment to be executed all as of the date first above written.

                         CHINA LAKE JOINT VENTURE
                         ------------------------

                         By:  California Energy Company, Inc.,
                              a general partner


                              By:   /s/Harold H. Robinson III
                                    --------------------------------------------
                                    Name:  Harold H. Robinson III
                                    Title:  President

                         By:  Caithness Geothermal 1980 Limited,
                              a general partner

                              By:   Caithness Corporation,
                                    a general partner

                                    By:  /s/ Hiram A. Bingham
                                         ---------------------------------------
                                         Name:  Hiram A. Bingham
                                         Title:  President


                         COSO FINANCE PARTNERS
                         ---------------------

                         By:  China Lake Operating Company,
                              a general partner

                              By:   /s/ Harold H. Robinson III
                                    --------------------------------------------
                                    Name:  Harold H. Robinson III
                                    Title:  President

                              By:   /s/ Richard A. Nishkian
                                    --------------------------------------------
                                    Name:  Richard A. Nishkian
                                    Title:  Chief Financial Officer


                         By:  ESCA Limited Partnership, a
                              California Limited Partnership,
                              a general partner

                              By:   ESI Geothermal Inc.,
                                    a general partner

                                    By:  /s/ Larry Carpenter
                                         ---------------------------------------
                                         Name:  Larry Carpenter
                                         Title:  Vice President


                              By:   Mojave Power, Inc.,
                                    a general partner

                                    By:  /s/ Hiram A. Bingham
                                         ---------------------------------------
                                         Name:  Hiram A. Bingham
                                         Title:  President

                         ATKINSON-MHIA JOINT VENTURE
                         ---------------------------

                         By:  Guy F. Atkinson Company,
                              a general partner

                              By:   /s/ Larry L. Mogilitz
                                    --------------------------------------------
                                    Name:  Larry L. Mogilitz
                                    Title:  Attorney-in-Fact


                         By: Mitsubishi Heavy Industries America, Inc., a general partner

                              By:   /s/ signature illegible
                                    --------------------------------------------
                                    Name:  [illegible]
                                    Title:  Attorney-in-Fact


                         CREDIT SUISSE
                         -------------

                         By:  /s/ Richard Garcia
                              --------------------------------------------------
                              Name:  Richard Garcia
                              Title:  Vice President


                         By:  /s/ Markus K. Christen
                              --------------------------------------------------
                              Name:  Markus K. Christen
                              Title:  Assistant Vice President